EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to the Quarterly Report of PropTech Investment Corporation II (the “Company”) on Form 10-Q/A for the period ended September 30, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, Thomas D. Hennessy, Co-Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 6, 2022	/s/ Thomas D. Hennessy
	Name:	Thomas D. Hennessy
	Title:	Co-Principal Executive Officer and Co-Chief Executive Officer